UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2013

Independence Bancshares, Inc.

(Exact name of registrant as specified in its charter)

South Carolina             333-121485             20-1734180

(State or other             (Commission              (I.R.S. Employer

  jurisdiction of              File Number)              Identification No.)

incorporation)

500 East Washington Street, Greenville, South Carolina, 29601

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (864) 672-1776

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 (e) – Compensatory Arrangements of Certain Officers

On February 27, 2013, the Board of Directors (the “Board”) of Independence Bancshares, Inc. (the “Company”) approved Amendment No. 2 (the “Amendment No. 2”) to the Independence Bancshares, Inc. 2005 Stock Incentive Plan (the “2005 Plan”). Amendment No. 2 amends Section 5.1 of the 2005 Incentive Plan to provide that the maximum number of shares issuable under the 2005 Plan will be 2,466,760 shares, all of which are currently reserved for issuance under the 2005 Plan. The amendment also deletes a provision which had provided that the maximum number of shares to be issued under the 2005 Incentive Plan would automatically increase each time the Company issues additional shares of common stock such that the total number of shares issuable under the 2005 Plan would at all times equal 12.5% of the then outstanding shares of common stock.

On February 27, 2013, the Board also adopted the Independence Bancshares, Inc. 2013 Equity Incentive Plan (the “2013 Plan”). The 2013 Plan is an omnibus equity incentive plan which provides for the granting of various types of equity compensation awards, including stock options, restricted stock, and stock appreciation rights, to the Company’s employees and directors. Initially, the maximum number of shares of common stock that may be issued under the 2013 Plan will be 2,466,720, and such number will automatically adjust each time the Company issues additional shares of common stock so that the number of shares of common stock available for issuance under the 2013 Plan (plus the 2,466,720 shares reserved for issuance under the 2005 Plan) continues to equal 20% of the Company’s total outstanding shares, assuming all shares under the 2005 Plan and the 2013 Plan are exercised.

Awards of restricted stock or stock options, if any, awarded under the Company’s 2013 Plan are anticipated to be granted based on the attached forms of restricted stock award agreement and stock option award agreement. The form of restricted stock award agreement provides for, among other things, time-based vesting or performance-based vesting, as determined by the administrator, with acceleration of vesting upon a change in control (as defined in the 2013 Plan). The form of stock option award agreement provides for, among other things, time-based vesting or performance-based vesting, as determined by the administrator, with acceleration of vesting upon a change in control.

The Board intends to submit the 2013 Incentive Plan to the shareholders of the Company for their consideration at the 2013 Annual Meeting of Shareholders.

The foregoing descriptions of the Amendment No. 2, the 2013 Plan, the form of restricted stock award agreement, and the form of stock option award agreement do not purport to be complete and are qualified in their entirety by reference to the full text of such agreements, which are filed as Exhibits 10.1, 10.2, 10.3, and 10.4 hereto, respectively, and are incorporated herein by reference.

Item 9.01 – Financial Statements and Exhibits

(c) Exhibits.

The following exhibit is filed as part of this report:

Exhibit

Number             Description

Exhibit 10.1       Amendment No. 2 to the Independence Bancshares, Inc. 2005 Stock Incentive Plan

Exhibit 10.2       Independence Bancshares, Inc. 2013 Equity Incentive Plan

Exhibit 10.3       Form of Restricted Stock Award Agreement

Exhibit 10.4       Form of Stock Option Award Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDEPENDENCE BANCSHARES, INC.

By: /s/ Martha L. Long

Name: Martha L. Long

Title: Chief Financial Officer

Dated: March [4], 2013

Exhibit Index

Exhibit

Number             Description

Exhibit 10.1       Amendment No. 2 to the Independence Bancshares, Inc. 2005 Stock Incentive Plan

Exhibit 10.2       Independence Bancshares, Inc. 2013 Equity Incentive Plan

Exhibit 10.3       Form of Restricted Stock Award Agreement

Exhibit 10.4       Form of Stock Option Award Agreement

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